UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-21345

                               NorCap Funds, Inc.
               (Exact name of registrant as specified in charter)

                        8010 Excelsior Drive, Suite 300
                               Madison, WI 53717
              (Address of principal executive offices) (Zip code)

                                Daniel T. Murphy
                               NorCap Fund, Inc.
                        8010 Excelsior Drive, Suite 300
                               Madison, WI 53717
                    (Name and address of agent for service)

                                 (608)831-8018
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2004

Date of reporting period:  December 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                               NORCAP FUNDS, INC.

                           (NORCAP GROWTH FUND LOGO)

                               SEMIANNUAL REPORT

                               December 31, 2003

Dear Fellow Shareholders,

Welcome to the new NorCap Growth Fund ("the Fund") and thank you for investing along with us in this new growth mutual fund. While the NorCap Growth Fund is relatively new, it is being managed by Northern Capital Management, LLC using the same people and process that were previously managing the Frontegra Growth Fund. Northern Capital has been investing in this manner for twenty-five years and currently manages $1.8 billion for both institutional and individual investors. We appreciate the opportunity you have given us, and we look forward to a long and prosperous relationship.

PERFORMANCE OVERVIEW

Since the Fund began operations on August 29, 2003, we are pleased to report an initial gain of approximately 9.5% through year-end 2003. This compares favorably with the Russell 1000 Growth Index which was up 9.2% during the period. The broader based S&P 500 Index advanced almost 11.0%, benefiting from a rebound in some of the smaller and more cyclical areas in which the Fund is not significantly exposed. It is not uncommon to see sharp cyclical gains in smaller companies and sectors such as capital goods, energy and materials as economic activity accelerates. Our Fund's portfolio continues to emphasize owning larger growth companies that should begin to take a leadership role as we move into the middle and later stages of the economic recovery.

                                         PERFORMANCE SINCE INCEPTION
                                             8/29/03 TO 12/31/03
                                         ---------------------------
     NORCAP GROWTH FUND                             9.49%
     Russell 1000 Growth Index                      9.74%
     S&P 500 Index                                 11.57%

The backdrop for the market continued to be quite favorable during the fourth quarter. Interest rates remained low and stable, and corporate earnings continued to grow at a mid-teens rate. Consumer spending also remained fairly strong, despite only recently seeing the much awaited improvement in employment. We expect conditions in the U.S. and globally to continue to remain favorable during 2004. Our biggest concern is the potential for further geo-political events that would reignite investor fears and dampen economic growth.

The best performing sectors in the market were the cyclical sectors such as materials, financial, and industrials, in addition to technology. Our best performing companies resulted primarily from positive stock specific events, rather than our exposure to the top performing sectors. The top five winners in the Fund were cellular-related companies Nextel (+48%) and Qualcomm (+32%), semiconductor maker Microchip Technology (+39%), pharmaceutical maker Forest Labs (+34%) and hotel and real estate company Cendant (+25%).

The worst performing sectors were consumer related, with most companies in consumer staples and consumer durables underperforming. The Fund's one weak spot was in this area: Apparel retailer Kohls was down over 25%. The poor performance resulted from a short-term decline in sales and margins, as the company was forced to discount various areas such as women's apparel where sales were significantly below forecast. Despite these issues, we continue to believe that the problems at Kohls are temporary, and that the company still has excellent growth prospects and solid competitive positioning within the retailing industry.

                         NORCAP GROWTH FUND PERFORMANCE

                    Russell 1000 Growth    S&P 500 Index     NorCap Growth Fund
                    -------------------    -------------     ------------------
 8/31/2003                 $10.00              $10.00              $10.00
 9/30/2003                  $9.90               $9.90               $9.87
10/31/2003                 $10.43              $10.43              $10.47
11/30/2003                 $10.57              $10.56              $10.55
12/31/2003                 $10.92              $11.10              $10.95

OUTLOOK

Our outlook for stocks in 2004 continues to be positive. We expect stocks to continue to benefit from strong corporate earnings growth and a relatively benign interest rate backdrop. Our strategy for outperforming in most markets is to focus on higher quality, market leading companies selling at attractive valuations. Although there are periods when this approach is out of favor, we believe the next leg up in the market will be led by higher-quality industry leaders. We should be entering an environment that will offer a nice tailwind to benefit the Fund's performance.

PORTFOLIO CHARACTERISTICS

The Fund's characteristics reflect our commitment to disciplined growth stock investing. The Fund's portfolio has better historical sales growth rates than the market (16% versus 8%), and better expected EPS growth over the next year (16% versus 12%). Despite these favorable characteristics, the P/E of the Fund's portfolio is almost the same as that of the S&P 500 (19x vs. 18x).

From a sector weighting standpoint, the Fund has overweighted positions in the healthcare, technology, and media sectors. This positioning is consistent with our belief that the biggest earnings increases will come from areas showing the strongest earnings growth due to industry trends (healthcare), or the cyclical recovery in the overall economy (technology and media). The sector that is most significantly underweighted is the consumer staples sector. We continue to be concerned about slow top-line growth and difficulty in further improving profit margins.

TEN LARGEST HOLDINGS AS OF 12/31/03

     NAME                            TICKER          POSITION SIZE
     ----                            ------          -------------
     American Intl Group              AIG                 4.2%
     Microsoft                        MSFT                4.1%
     Pfizer                           PFE                 4.0%
     Liberty Media                     L                  3.8%
     General Electric                  GE                 3.5%
     Cendant                           CD                 3.5%
     Johnson & Johnson                JNJ                 3.2%
     Allergan                         AGN                 3.1%
     Hewlett Packard                  HPQ                 3.1%
     Forest Laboratories              FRX                 3.0%

SUMMARY

We believe the NorCap Growth Fund is off to a great start, and thank you again for your support. If you have any questions, concerns or suggestions, please e-mail us or call our customer service line (1-866-5NORCAP).

Sincerely,

/s/ Daniel T. Murphy       /s/ Brian A. Hellmer         /s/ Stephen L. Hawk

Daniel T. Murphy, CFA      Brian A. Hellmer, CFA        Stephen L. Hawk, Ph. D.
President and Chief        Director of Research         Chairman and Chief
Investment Officer                                      Executive Officer

dan.murphy@norcap.com      brian.hellmer@norcap.com     steve.hawk@norcap.com

NORCAP GROWTH FUND (SYMBOL: NCMGX)
PORTFOLIO OVERVIEW FOR THE QUARTER (09/30/03 - 12/31/03)

INVESTMENT OBJECTIVE

The investment objective of the NorCap Growth Fund (the "Fund") is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of large- and mid-capitalization growth equity securities.

PERFORMANCE REVIEW

The fourth quarter of 2003 provided a strong finish to a very good year for the U.S. equity markets. The S&P 500 rose 12.2% during the quarter, while the Russell 1000 Growth index was up 10.4%. The Fund was up 10.9% during the quarter, modestly ahead of our growth benchmark but slightly behind the more broad-based S&P 500 index which benefited from the bounce in the cyclical industries.

                                                                   SINCE
                                        THREE MONTHS             INCEPTION
                                     9/30/03 - 12/31/03      8/29/03 - 12/31/03
                                     ------------------      ------------------
   NORCAP GROWTH FUND                      10.93%                  9.49%
   S&P 500 Index                           12.18%                 11.57%
   Russell 1000 Growth Index               10.41%                  9.74%
   NCMGX vs. S&P 500                       -1.25%                 -2.08%
   NCMGX vs. Russell Growth Index          +0.52%                 -0.25%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original investment. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Short term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 and Russell 1000 Growth Indices are unmanaged indices generally representative of the U.S. stock market. One cannot invest directly in an index. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding holdings.

Must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. Mutual fund investing involves risk; principal loss is possible.

The Fund is distributed by Quasar Distributors, LLC. 02/04

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS - 98.1%

             AEROSPACE & DEFENSE - 2.2%
    4,975    General Dynamics Corporation                          $   449,690
                                                                   -----------

             BIOTECHNOLOGY - 2.2%
    7,225    Amgen Inc.*<F1>                                           446,505
                                                                   -----------

             BUSINESS SERVICES - 1.7%
    9,000    Fiserv, Inc.*<F1>                                         355,590
                                                                   -----------

             CHEMICALS - 0.6%
    2,650    E.I. du Pont de Nemours and Company                       121,608
                                                                   -----------

             COMPUTERS - 4.6%
    9,250    Dell Inc.*<F1>                                            314,130
   26,975    Hewlett-Packard Company                                   619,616
                                                                   -----------
                                                                       933,746
                                                                   -----------

             COSMETICS & TOILETRIES - 3.0%
    8,000    The Estee Lauder Companies, Inc.                          314,080
    2,925    The Procter & Gamble Company                              292,149
                                                                   -----------
                                                                       606,229
                                                                   -----------

             FINANCIAL SERVICES - 6.5%
    9,350    Citigroup Inc.                                            453,849
    2,500    Goldman Sachs Group, Inc.                                 246,825
    9,800    MBNA Corporation                                          243,530
    7,275    State Street Corporation                                  378,882
                                                                   -----------
                                                                     1,323,086
                                                                   -----------

             FOOD & BEVERAGE - 3.6%
    8,675    Anheuser-Busch Companies, Inc.                            456,999
    5,950    PepsiCo, Inc.                                             277,389
                                                                   -----------
                                                                       734,388
                                                                   -----------

             HEALTHCARE SERVICES & PRODUCTS - 12.1%
    5,675    Boston Scientific Corporation*<F1>                        208,613
    6,225    Cardinal Health, Inc.                                     380,721
   12,400    Johnson & Johnson                                         640,584
    8,375    Medtronic, Inc.                                           407,109
    5,700    Quest Diagnostics Incorporated                            416,727
    4,875    Stryker Corporation                                       414,424
                                                                   -----------
                                                                     2,468,178
                                                                   -----------

             INSURANCE - 4.2%
   12,875    American International Group, Inc.                        853,355
                                                                   -----------

             MULTI-INDUSTRY - 8.1%
    2,275    American Standard Companies Inc.*<F1>                     229,092
   31,650    Cendant Corporation*<F1>                                  704,846
   23,125    General Electric Company                                  716,413
                                                                   -----------
                                                                     1,650,351
                                                                   -----------

             MULTI-MEDIA - 6.3%
   15,225    Comcast Corporation - Class A*<F1>                        500,446
   65,200    Liberty Media Corporation - Class A*<F1>                  775,228
                                                                   -----------
                                                                     1,275,674
                                                                   -----------

             OIL & GAS - 3.5%
    9,275    BJ Services Company*<F1>                                  332,972
    4,500    ChevronTexaco Corporation                                 388,755
                                                                   -----------
                                                                       721,727
                                                                   -----------

             PHARMACEUTICALS - 11.1%
    8,075    Allergan, Inc.                                            620,241
    9,725    Forest Laboratories Inc.*<F1>                             601,005
    8,225    Mylan Laboratories Inc.                                   207,764
   23,225    Pfizer Inc.                                               820,539
                                                                   -----------
                                                                     2,249,549
                                                                   -----------

             RETAIL - 7.1%
    7,200    The Home Depot, Inc.                                      255,528
   11,725    Kohl's Corporation*<F1>                                   526,921
    3,625    Lowe's Companies, Inc.                                    200,789
   12,675    Walgreen Co.                                              461,116
                                                                   -----------
                                                                     1,444,354
                                                                   -----------

             SAVINGS & LOANS - 2.4%
   12,200    Washington Mutual, Inc.                                   489,464
                                                                   -----------

             SEMICONDUCTORS - 5.7%
   14,125    Applied Materials, Inc.*<F1>                              317,106
   15,850    Intel Corporation                                         510,370
    9,675    Microchip Technology Incorporated                         322,758
                                                                   -----------
                                                                     1,150,234
                                                                   -----------

             SOFTWARE - 7.9%
   28,625    BEA Systems, Inc.*<F1>                                    352,087
    7,750    Intuit Inc.*<F1>                                          410,053
   30,700    Microsoft Corporation                                     845,478
                                                                   -----------
                                                                     1,607,618
                                                                   -----------

             TELECOMMUNICATIONS - 5.3%
   10,675    Avaya Inc.*<F1>                                           138,135
   17,700    Nextel Communications, Inc. - Class A*<F1>                496,662
    8,325    QUALCOMM Inc.                                             448,967
                                                                   -----------
                                                                     1,083,764
                                                                   -----------
             TOTAL COMMON STOCKS
               (Cost $18,488,367)                                   19,965,110
                                                                   -----------

             EXCHANGE TRADED FUNDS - 1.3%
    2,400    SPDR Trust Series 1                                       267,072
                                                                   -----------
             TOTAL EXCHANGE TRADED FUNDS
               (Cost $262,832)                                         267,072
                                                                   -----------

             WARRANTS & RIGHTS - 0.0%
    5,475    Seagate Technology, Inc. Tax Refund Right*<F1>                  0
                                                                   -----------
             TOTAL WARRANTS & RIGHTS
               (Cost $0)                                                     0
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM INVESTMENTS

             VARIABLE RATE DEMAND NOTES# - 1.3%
 $ 81,798    American Family Financial
               Services, Inc., 0.7609%                                  81,798
  168,624    Wisconsin Corporate Central
               Credit Union, 0.79%                                     168,624
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS
               (cost $250,422)                                         250,422
                                                                   -----------
             TOTAL INVESTMENTS - 100.7%
               (cost $19,001,621)                                   20,482,604
                                                                   -----------
             Liabilities, less Other Assets  - (0.7)%                 (136,339)
                                                                   -----------
             NET ASSETS - 100.0%                                   $20,346,265
                                                                   -----------
                                                                   -----------

*<F1>     Non-income producing

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
   Investments at value (cost $19,001,621)                         $20,482,604
   Interest and dividend receivable                                     19,024
   Receivable for investments sold                                     179,200
   Receivable for capital shares sold                                   54,847
   Receivable from adviser                                               3,427
   Other assets                                                         15,655
                                                                   -----------
       Total Assets                                                 20,754,757
                                                                   -----------

LIABILITIES:
   Payable for investments purchased                                   375,170
   Accrued expenses                                                     33,322
                                                                   -----------
       Total Liabilities                                               408,492
                                                                   -----------
NET ASSETS                                                         $20,346,265
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Shares of beneficial interest                                   $18,780,852
   Undistributed net investment income                                   1,682
   Undistributed net realized gain                                      82,748
   Net unrealized depreciation on investments                        1,480,983
                                                                   -----------
       Net Assets                                                  $20,346,265
                                                                   -----------
                                                                   -----------
   Shares outstanding of beneficial interest
     (unlimited shares, $0.01 par value)                             1,860,460
   Net asset value, redemption price
     and offering price per share                                  $     10.94
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 29, 2003(1)<F2> THROUGH DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                        $   50,871
   Interest                                                                792
                                                                    ----------
                                                                        51,663
                                                                    ----------

EXPENSES:
   Investment advisory fees                                             43,215
   Fund administration and accounting fees                              24,500
   Federal and state registration fees                                   4,000
   Shareholder servicing fees                                           11,000
   Professional fees                                                    16,875
   Custody fees                                                          2,875
   Reports to shareholders                                               1,625
   Directors' fees and expenses                                          2,500
   Insurance expense                                                     4,250
                                                                    ----------
       Total expenses before waiver and reimbursement                  110,840
       Waiver and reimbursement of expenses by Adviser                 (67,625)
                                                                    ----------
       Net expenses                                                     43,215
                                                                    ----------
       NET INVESTMENT INCOME                                             8,448
                                                                    ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
   Net realized gain on investments                                     92,889
   Change in net unrealized
     appreciation/depreciation on investments                        1,480,983
                                                                    ----------
   Net Realized and Unrealized Gain on Investments                   1,573,872
                                                                    ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                      $1,582,320
                                                                    ----------
                                                                    ----------

(1)<F2>  Commencement of operations.

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                PERIOD
                                                        AUGUST 29, 2003(1)<F3>
                                                                THROUGH
                                                           DECEMBER 31, 2003
                                                              (UNAUDITED)
                                                        ----------------------
OPERATIONS:
   Net investment income                                      $     8,448
   Net realized gain on investments                                92,889
   Change in net unrealized
     appreciation/depreciation on investments                   1,480,983
                                                              -----------
       Net increase in net assets resulting from operations     1,582,320
                                                              -----------

DISTRIBUTIONS:
   Distributions from net investment income                        (6,766)
   Distributions from net realized gain on investments            (10,141)
                                                              -----------
                                                                  (16,907)
                                                              -----------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets resulting
     from capital share transactions (Note 4)                  18,680,852
                                                              -----------
       Total Increase in Net Assets                            20,246,265
                                                              -----------

NET ASSETS:
   Beginning of period                                            100,000
                                                              -----------
   End of period (includes undistributed net
     investment income of $1,681)                             $20,346,265
                                                              -----------
                                                              -----------

(1)<F3>  Commencement of operations.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                 PERIOD
                                                         AUGUST 29, 2003(1)<F4>
                                                                 THROUGH
                                                            DECEMBER 31, 2003
                                                               (UNAUDITED)
                                                         ----------------------
PER SHARE DATA:
Net Asset Value, Beginning of Period                             $10.00
                                                                 ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.01(2)<F5>
Net realized and unrealized gain on investments                    0.94
                                                                 ------
Total Income from Investment Operations                            0.95
                                                                 ------

LESS DISTRIBUTIONS:
Dividends from net investment income                              (0.00)
Distributions from net capital gains                              (0.01)
                                                                 ------
Total dividends and distributions                                 (0.01)
                                                                 ------
Net Asset Value, End of Period                                   $10.94
                                                                 ------
                                                                 ------

Total Return(3)<F6>                                               9.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                                   $20,346,265
Ratio of expenses to average net assets before
  waivers and reimbursements by Adviser(4)<F7>                    2.05%
Ratio of expenses to average net assets after
  waivers and reimbursements by Adviser(4)<F7>                    0.80%
Ratio of net investment loss to average net
  assets before reimbursement by Adviser(4)<F7>                 (1.09)%
Ratio of net investment income to average net
  assets after reimbursement by Adviser(4)<F7>                    0.16%

Portfolio turnover rate(2)<F5>                                   35.62%

(1)<F4> Commencement of operations.
(2)<F5> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F6> Not Annualized.
(4)<F7> Annualized.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

NOTE 1 - DESCRIPTION OF THE FUND

The NorCap Funds, Inc. (the "Corporation"), was organized as a Wisconsin corporation on May 12, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is authorized to issue an indefinite number of $0.01 par value shares of common stock in series and classes. The Company currently offers one series of shares: the NorCap Growth Fund (the "Fund"). The investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on July 15, 2003 to its initial investor. The Fund commenced operations on August 29, 2003.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

   (a) Investment Valuation - Investment securities traded on a national securities exchange are valued at their market value determined by their last price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflects their fair value.

   (b) Income Recognition - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

   (c) Securities Transactions - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method.

   (d) Distributions to Shareholders - The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

        Tax components of the dividends paid during the period from August 29, 2003 through December 31, 2003 are as follows:

                 ORDINARY INCOME      LONG-TERM CAPITAL GAINS
                 ---------------      -----------------------
                     $16,907                  $     --

   (e) Federal Income Taxes - The Fund intends to comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

At December 31, 2003, there were unlimited shares authorized with a par value of $0.01. Transactions in shares of the Fund were as follows:

                                   FOR THE PERIOD AUGUST 29, 2003
                                     THROUGH DECEMBER 31, 2003
                                   ------------------------------
                                     SHARES             AMOUNT
                                     ------             ------
   Sales                            1,895,507         $19,150,149
   Reinvestments                        1,498              16,370
   Redemptions                        (46,545)           (485,667)
                                    ---------         -----------
   Net Increase                     1,850,460         $18,680,852
                                    ---------         -----------
                                    ---------         -----------
   Shares Outstanding:
      Beginning of period              10,000
                                    ---------
      End of period                 1,860,460
                                    ---------
                                    ---------

NOTE 4 - INVESTMENT TRANSACTIONS

During the period of August 29, 2003 through December 31, 2003, purchases and sales of investment securities (excluding short-term investments) for the Fund were $22,902,802 and $4,244,493, respectively. The Fund did not purchase U.S. Government securities as a part of its investment strategy from its inception through December 31, 2003.

NOTE 5 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the "Agreement") with Northern Capital Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 0.80% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive all or part of its advisor fee and/or absorb the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 0.80% of its average daily net assets. This agreement will expire on June 30, 2007.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will seek no such payment or reimbursement, however, if the total Fund operating expenses exceed 0.80%.

The Fund incurred $73,750 in connection with its organization and initial public offering of shares. These expenses were advanced by the Adviser, and the Adviser has agreed to reimburse the Fund for these expenses subject to potential recovery.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current prospectus, other factors bearing on these reports include the accuracy of the adviser's or fund managers forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

DIRECTORS

Daniel T. Murphy
Paul A. Perry
John R. Walsh
Robert T. Peters
Kirsten E. Spira

OFFICERS

Daniel T. Murphy,
  Chairman and President
Paul A. Perry, Vice President
Brian A. Hellmer, Secretary
Sarah M. Lucas, Treasurer

INVESTMENT ADVISER

NORTHERN CAPITAL
  MANAGEMENT, LLC
8010 Excelsior Drive, Suite 300
Madison, Wisconsin  53717

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TRANSFER AGENT

U.S. BANCORP FUND SERVICES, LLC
For overnight deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin  53202

For regular mail deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

AUDITORS

ERNST & YOUNG, LLP
875 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------
Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The Registrant does not currently have procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) As of a date within 90 days prior to the filing of this report, the Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
        2002.

(a)(3)  Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         NorCap Funds, Inc.
         ---------------------------

     By  /s/ Daniel T. Murphy
         ---------------------------
         Daniel T. Murphy, President

     Date     03/04/04
           -------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

     By   /s/ Daniel T. Murphy
          ---------------------------
          Daniel T. Murphy, President

     Date   03/04/04
          ---------------------------

     By   /s/ Sarah M. Lucas
          ---------------------------
          Sarah M. Lucas, Treasurer

     Date   03/04/04
          ---------------------------